MFS(R) VARIABLE INSURANCE TRUST

                           MFS INVESTORS TRUST SERIES

                      Supplement to the Current Prospectus

  The description of the portfolio managers for the series is hereby restated as follows:

  The series is managed by a committee comprised of various portfolio managers under the general supervision of John D. Laupheimer, a Senior Vice President of the adviser. Mr. Laupheimer has been the series' portfolio manager since its inception.

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 2001.